FDP SERIES, INC.

FDP BlackRock Invesco Value Fund

FDP BlackRock Janus Growth Fund

FDP BlackRock MFS Research International Fund

(each a “Fund,” and collectively, the “Funds”)

Supplement dated September 29, 2017 to

the Statement of Additional Information of the Fund dated September 28, 2017

On September 12, 2017, the Board of Directors (the “Board”) of FDP Series, Inc. approved certain changes to the Funds. In particular, the Board approved the following name changes:

Current Fund Name	New Fund Name
FDP BlackRock Invesco Value Fund	FDP BlackRock Equity Dividend Fund
FDP BlackRock Janus Growth Fund	FDP BlackRock Capital Appreciation Fund
FDP BlackRock MFS Research International Fund	FDP BlackRock International Fund

The Board also approved certain changes to each Fund’s investment objective, strategies and process. Further, the Board approved the termination of the FDP BlackRock Invesco Value Fund’s sub-advisory agreement with Invesco Advisers, Inc., the FDP BlackRock Janus Growth Fund’s sub-advisory agreement with Janus Capital Management LLC and the FDP BlackRock MFS Research International Fund’s sub-advisory agreement with Massachusetts Financial Services Company. The Board also approved the entering into a new sub-advisory agreement for FDP BlackRock MFS Research International Fund with BlackRock International Limited. In addition, Fund management has determined to make certain changes to each Fund’s portfolio management team. Fund management has also determined to contractually waive a portion of the investment management fee payable by each Fund to BlackRock Advisors, LLC, each Fund’s investment adviser. All of these changes are expected to become effective on or about November 28, 2017.

Shareholders should retain this Supplement for future reference.

SAI-FDPS-0917SUP